               LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT


     THIS LIMITED LIABILITY COMPANY INTEREST PURCHASE AGREEMENT ("Agreement") is entered into as of this 29th day of November, 1997, by and between Wade Cook Seminars, Inc., a Nevada corporation ("Buyer") and Wespac Holdings, L.C., a Utah limited liability company ("Seller").

                                    WITNESSETH:

     A. Seller owns a seven percent (7%) membership, capital and profits interest (the "Interest") in Woods Cross Hotel Partners, L.C., a Utah limited liability Company (the "Company"). The Company has developed and owns and operates a Fairfield Inn by Marriott located near the intersection of 2600 South and Wildcat Way (on the I-15 Freeway frontage road) in Woods Cross, Utah.

     B. Seller desires to sell the Interest to Buyer and Buyer desires to buy from Seller the Interest pursuant to the terms and subject to the conditions set forth in this Agreement.

                                     AGREEMENT
                                     ---------

     In consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

     1. PURCHASE AND SALE OF INTEREST. Upon the terms and subject to the conditions set forth in this Agreement, hereby sells, assigns, transfers and conveys the Interest to Buyer, and Buyer hereby purchases, obtains and acquires the Interest form Seller.

     2. PURCHASE PRICE. In consideration of and in exchange for the sale, assignment, transfer and conveyance of the Interest, Buyer agrees to assign and transfer to Seller, Ten Thousand One Hundred Eighty Two (10,182) shares of the common stock of Wade Cook Financial Corporation, a Utah corporation, (the "Stock"). The Stock shall be delivered to Seller through certificates, properly endorsed for transfer, on the Closing Date as follows:

                                         Number of
               Name                     Shares of Stock
               ----                     ---------------

               Paul d. Christensen      6,545
               Rex K. Griffiths         3,637

The Stock shall be registered and capable subject to no restrictions or limitation, other than not more than a one year restriction on transfer, as of the Closing Date.

     3. CLOSING. Subject to the satisfaction of the conditions set forth in this Agreement and compliance with the other provisions hereof, the closing of the transaction contemplated by this Agreement (the "Closing") shall take place at SLC Utah on 11/29/97 at 10:00 a.m., local time, or at such other place and time as shall be mutually agreeable to the parties hereto (the "(Closing Date"). At the Closing, Buyer shall deliver to Seller certificates evidencing the number of shares of Stock specified in Sections 2 hereof, properly endorsed for transfer, and Seller shall each deliver to Buyer an assignment of the Interest, in the form attached as Exhibit A.

     4. ASSIGNMENT OF THE INTEREST. From and after the Closing, all equitable and legal rights, title and interests in and to the Interest shall be owned, held and exercised by Buyer. All captial calls, obligations and liabilities, if any, under the Company's Operating Agreement shall be the sole responsibility of Buyer.

     5. ASSIGNMENTS OF THE STOCK. From and after the Closing, all equitable and legal rights, title and interests in and to the Stock shall be owned, held and exercised by each member of Seller in the proportions specified in Sections 2 above. Wade Cook Financial Corporation shall, upon surrender of certificates no. _____ evidencing the Stock, cancel the old certificates and issue new certificates to each member of Seller (or as they may direct) for the number of shares of Stock as specified in Section 2 above.


     6. INVESTMENT REPRESENTATIONS OF BUYER. Buyer hereby represents and warrants to each of Sellers as follows:

          (a) Buyer understands that the Interest has not been registered under the Securities Act of 1933 (the "1933 Act") or the laws of any state, and the transactions contemplated hereby are being undertaken in reliance upon an exemption from the registration requirements of the 1933 Act, and reliance upon such exemption is based upon Buyer's representations, warranties and agreements contained in this Agreement.

          (b) Buyer has received and carefully reviewed all information necessary to enable Buyer to evaluate his investment in the Company. Buyer has been given the opportunity to ask questions of and to receive answers from the Company concerning its business and the Interest, and to obtain such additional written information necessary to verify the accuracy thereof.

          (c) Buy is aware the purchase of the Interest is speculative and involves a high degree of risk. Buyer is aware that there is no guarantee that Buyer will realize any gain from his acquisition of the Interest. Buyer further understands that Buyer could lose the entire amount of his investment.

          (d) Buyer understands that no federal or state agency or other authority has made any finding or determination regarding the fairness of the offer, sale and/or issuance of the Interest or has made any recommendation or endorsement thereof or has passed in any way upon this Agreement.

          (e) Buyer: (i) is acquiring the Interest solely for Buyer's own account for investment purposes only and not with a view toward resale or distribution thereof, in whole or in part, (ii) has no tract, undertaking, agreement or arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Interest to any other person, and (iii) agrees not to sell or otherwise transfer the Interest unless and until it is subsequently registered under the 1933 Act and any applicable state securities laws, or unless an exemption from any such requirement is available.

          (f) Buyer is financially able to bear the economic risk of an investment in the Interest, including the ability to hold the Interest indefinitely and to afford a complete loss of his investment in the Interest. Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the acquisition of the Interest.

     7. INVESTMENT REPRESENTATIONS OF SELLERS. The Seller hereby represents and warrants to Buyer as follows:

          (a) Seller has received and carefully reviewed all information necessary to enable Seller to evaluate the investment represented by the Stock in Wade Cook Financial Corporation. Seller has been given the opportunity to ask questions of and to receive answers from Wade Cook Financial Corporation concerning its business and the Stock, and to obtain such additional written information necessary to verify the accuracy thereof.

          (b) Seller is aware that the Stock is speculative and involves a high degree of risk. Seller is aware that there is no guarantee that Seller will realize any gain form ownership of the Stock. Seller further understands that it could lose the entire amount of their investment.

          (c) Seller is financially able to bear the economic risk of an investment in the Stock, including the ability to hold the Stock indefinitely and to afford a complete loss of their investment in the Stock. Seller has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of the acquisition of the Stock.

     8. CONDITIONS TO OBLIGATIONS OF BUYER. The obligation of Buyer to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions:

          (a) On the Closing Date, Seller shall be the sole legal and beneficial owner of the Interest, free and clear of all claims, liens, mortgages, charges, security interests, encumbrances and other restrictions and limitations of any kind and nature whatsoever.

          (b) By the Closing Date, any and all necessary consents, authorizations, orders or approvals for transfer of the Interest shall have been obtained.

          (c) Neither the execution or delivery of this Agreement nor the performance of its obligations hereunder will conflict with or result in a breach of or constitute a default under or result in the creation of or an imposition of a lien upon any of the properties or assets of Seller or any agreement too which Seller may be a party or by which its property or assets may be subject.

     9. CONDITIONS TO OBLIGATIONS OF SELLER. The obligation of Seller to consummate the transactions contemplated by this Agreement is subject to the fulfillment of each of the following conditions:

          (a) On of the Closing Date, Buyer shall be the sole legal and beneficial owner of the Stock, free and clear of all claims, liens, charges, security interest, encumbrances and other restrictions and limitations of any kind or nature whatsoever.

          (b) On the Closing Date, any and all necessary consents, authorizations, orders or approvals for transfer of the Stock shall have been obtained.

          (c) Neither the execution or delivery of this Agreement nor the performance of its obligation hereunder will conflict with or result in a breach of or constitute a default under or result in the creation of or an imposition of a lien upon any of the properties or assets of Buyer or any agreement to which Buyer may be a party or by which it property or assets may be subject.

          (d) Wade Cook Financial Corporation shall provide assurances of the registration of the Stock and its willingness, upon presentation and endorsement, to cancel certificate no. ____ and issue new certificates in the names of the members of Seller (or as they may direct) evidencing their ownership of the Stock as specified in Section 2 above.

     10.  MISCELLANEOUS.

          (a) This Agreement represents the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements with respect thereto, whether written or oral.

          (b) This Agreement shall be governed by and construed in accordance with the laws of the State of Utah, without regard, however, to such jurisdiction's principles of conflict of laws.

          (c) This Agreement may be executed in counterpart originals, each of which shall be an original, but all of which shall constitute only one Agreement. A facsimile signature of any party will be binding on that party, and any facsimile communication shall be immediately followed by a hard copy containing such signature.

     DATED as of the date first written above,.

                                        BUYER

                                        WADE COOK SEMINARS, INC.,
                                        a Nevada corporation

                                             By: /s/ Wade B. Cook
                                             ----------------------------------
                                             Wade B. Cook, President

                                        SELLERS:

                                        WESPAC HOLDINGS, L.C.,
                                        a Utah limited liability company



                                             By: /s/ Paul E. Christian
                                                -------------------------------
                                                  Paul E. Christian, member


                                             By: /s/ Rex K. Griffith
                                                -------------------------------
                                                  Rex K. Griffith, member

                                     EXHIBIT A



                         ASSIGNMENT OF MEMBERSHIP INTEREST


     FOR VALUE RECEIVED, Wespac Holdings, L.C., a Utah limited liability company ("Assignor"), herewith sells, assigns, transfers and conveys to Wade Cook Seminars, Inc,. a Nevada corporations ("Assignee"), the entirety of Assignor's rights, title and interests as member of and in Woods Cross Hotel Partners, L.C., a Utah limited liability company (the "Company"), which shall include, without limitation, Assignor's seven percent (7%) capital and profits interest in the Company, Assignor's capital account balance in the Company, Assignor's distributions and liquidation rights in the Company and Assignor's voting and management rights and powers in the Company.

     This Assignment of Membership Interest in the Company is made, delivered and shall be effective on the date hereof in accordance with and in complete satisfaction of the requirements of Article VII of the Operating Agreement of Woods Cross Hotel Partners, L.C. dated as of November 11, 1994.

     IN WITNESS WHEREOF, Assignor has executed this Assignment by and through its members this ___ day of November, 1997.

                                   WESPAC HOLDINGS, L.C., a Utah
                                   limited liability company



                                   By: /s/ Paul E. Christensen
                                       ----------------------------------------
                                       Paul E. Christensen, member



                                   By: /s/ Rex K. Griffiths
                                       ----------------------------------------
                                       Rex K. Griffiths, member

     Acknowledged, consented, approved and agreed to by Woods Cross Hotel Partners, L.C., a Utah limited liability company (the "Company"), and each of its members this 29th day of November, 1997, that Wade Cook Seminars Inc., a Nevada corporation pursuant to the attached Assignment of Membership Interest has become and at all times hereafter shall be a substitute member of the Company as provided by Section 7.3 of the Operating Agreement of the Company dated as of November 11, 1994, with all rights, title and interest in the Company provided therein, and the rights and limitations of the members under
Section 7.1 of the Operating Agreement of the Company dated as of November 11, 1994 with respect to the attached Assignment of Membership Interest to Money Chef Inc. are hereby waived and released.

                         WOODS CROSS HOTEL PARTNERS, L.C.,
                         a Utah limited liability company


                         BY: ITS MEMBERS


                                   WESTERN STATES LODGING AND
                                   DEVELOPMENT, L.C.,
                                   a Utah limited liability company

                                        By: The Miles Group, L.L.C., a Utah
                                             limited liability company

                                             By: /s/ Richard L. Miles
                                             -------------------------------
                                                  Richard L. Miles, member

                                             By: /s/ Stephen P. Miles
                                                -------------------------------
                                                  Stephen P. Miles, member


                                        By: EXMAR Company, L.C.  a Utah
                                             limited liability company

                                             By: /s/ Gary K. Griffiths
                                                -------------------------------
                                                  Gary K. Griffiths, member

                                             By: /s/ Laura Jo Griffiths
                                                -------------------------------
                                                  Laura Jo Griffiths, member

                                             By: /s/ David R. Webster
                                                -------------------------------
                                                  David R. Webster, member

                                             By: /s/ Sylvia N. Webster
                                                -------------------------------
                                                  Sylvia N. Webster, member

                             WESPAC HOLDINGS, L.C., a Utah
                             limited liability company



                                   By: /s/ Paul E. Christensen
                                       ----------------------------------------
                                        Paul E. Christensen, member



                                   By: /s/ Rex K. Griffiths
                                       ----------------------------------------
                                        Rex K. Griffiths, member


                             RJT ENTERPRISES, L.C.,
                             a Utah limited liability company



                                   By: /s/ Ray C. Thomas
                                       ----------------------------------------
                                        Ray C. Thomas, member



                                   By: /s/ Jean Thomas
                                       ----------------------------------------
                                        Jean Thomas, member